UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2020

iHeartMedia, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38987	26-0241222
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20880 Stone Oak Parkway

San Antonio, Texas 78258

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (210) 822-2828

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock,$0.001 par value per share	IHRT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 14, 2020, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of iHeartMedia, Inc. (the “Company”) approved the grant of performance-based restricted stock units (“Performance RSUs”) covering shares of the Company’s Class A common stock to the following named executive officers: Robert Pittman (Chairman and Chief Executive Officer), Richard Bressler (President, Chief Operating Officer and Chief Financial Officer), Michael McGuinness (Executive Vice President, Finance and Deputy Chief Financial Officer), and Paul McNicol (Executive Vice President and General Counsel) (collectively, the “Executives”). The Performance RSUs were granted under the Company’s 2019 Equity Incentive Plan (the “Plan”).

The Performance RSUs represent the first grant of performance-based long-term incentives made to the Executives since the Company’s emergence from bankruptcy in 2019, and were primarily designed to incentivize the Executives to achieve key strategic priorities in 2020 and 2021. In particular, the Performance RSUs will focus the Executives on realizing critical operational (cost savings) improvements and meeting specific environmental, social and governance (“ESG”) achievements.

In approving the Performance RSUs, the Committee’s key considerations included the following:

•

the critical contribution of strategic cost savings, particularly in a softer revenue environment, to driving significant value creation for shareholders both short-term (through increased financial resiliency) and long-term (through structural improvements to profit margins);

•

the importance of creating focused incentives for the Executives to successfully execute against previously-announced substantial cost savings targets near-term (rather than over an elongated period) in order to best position the Company’s overall cost structure both for a future return to normalized revenue generation and for sustained margin expansion in future years; and

•

the benefits to the Company and shareholders of granting the Performance RSUs now (rather than waiting until 2021 to set incentive structures within the Company’s normal annual equity award cycle) in order to drive accelerated progress in achieving the targeted strategic cost savings.

The number of Performance RSUs granted to each Executive is set forth in the following table.

Name	Number of Performance RSUs
Robert Pittman	248,500
Richard Bressler	248,500
Michael McGuinness	36,400
Paul McNicol	22,500

Performance Goals; Vesting. The Performance RSUs are tied to three categories of performance goals: the Cost-Savings RSUs (80% of total Performance RSUs), the Diversity RSUs (10% of total Performance RSUs), and the ESG RSUs (10% of total Performance RSUs), each of which may be earned and become “Earned Performance RSUs” based on the achievement of the performance goals described below. The Earned Performance RSUs will vest on the 18-month anniversary of the grant date, subject to the Executive’s continued employment through the applicable vesting date.

Cost-Savings RSUs. The Cost-Savings RSUs are eligible to become Earned Performance RSUs based on the Company’s achievement of certain operating expense and modernization savings goals for 2020 and 2021. Specifically, the Cost-Savings RSUs are comprised of three tranches, as shown in the following table:

Type of Cost-Savings RSUs	Eligible Number of Cost- Savings RSUs	Performance Period
Operating Expense Savings	50%	2020 calendar year
Modernization Savings	25%	2020 calendar year
Run Rate Modernization Savings	25%	2021 calendar year

With respect to each tranche, the Cost-Savings RSUs are eligible to become Earned Performance RSUs on the achievement of the applicable performance goals at the “Threshold”, “Target” and “Maximum” levels (using straight-line linear interpolation between such levels), as follows:

	Operating Expense Savings	Modernization Savings	Run Rate Modernization Savings	Earning Percentage of Eligible Number of Cost-Savings RSUs
“Threshold Level”	< $180,000,000	< $45,000,000	< $90,000,000	0%
“Target Level”	$190,000,000	$47,500,000	$95,000,000	50%
“Maximum Level”	≥ $200,000,000	≥ $50,000,000	≥ $100,000,000	100%

Diversity RSUs. The Diversity RSUs are eligible to become Earned Performance RSUs based on the Company’s achievement of the following three goals: (1) distribution of Black Information Network programming on a 24/7 basis on at least 20 iHeartRadio radio stations, (2) build out of Black Information Network capabilities in at least 10 of the 20 affiliated stations to provide full Black Information Network local news coverage and reporting, and (3) 50% of the new podcast shows launched after July 1, 2020 are produced and/or hosted by women and/or minority creators.

If the Committee determines in its sole discretion that (i) all three goals have been achieved during the one-year period following the grant date, then 100% of the Diversity RSUs will become Earned Performance RSUs; (ii) at least two goals have been achieved, then the Committee may certify in its sole discretion that up to 90% of the Diversity RSUs will become Earned Performance RSUs; and (iii) fewer than two goals have been achieved, then no Diversity RSUs will become Earned Performance RSUs.

ESG RSUs. The ESG RSUs are eligible to become Earned Performance RSUs based on the Committee’s determination that the Company has demonstrated significant and tangible progress on the following three goals during the performance period: (1) diversity in radio programming, (2) employee diversity training, and (3) environmental awareness.

If the Committee determines in its sole discretion that (i) all three goals have been achieved during the one-year period following the grant date, then 100% of the ESG RSUs will become Earned Performance RSUs; (ii) at least two goals have been achieved, then the Committee may certify in its sole discretion that up to 90% of the ESG RSUs will become Earned Performance RSUs; and (iii) fewer than two goals have been achieved, then no ESG RSUs will become Earned Performance RSUs.

Termination of Employment. Vesting of the Performance RSUs will cease upon the Executive’s termination of employment, and any Performance RSUs that are unvested as of the termination date will be forfeited. However, upon the Executive’s termination of employment by the Company without cause, by the Executive for good reason or due to the Executive’s death or disability, then (i) if the termination occurs during an ongoing performance period, then 100% of the Performance RSUs with respect to such performance period will vest, and (ii) if the termination occurs after a performance period has ended, then 100% of the Earned Performance RSUs with respect to such performance period will vest.

Change in Control. If a change in control of the Company occurs during an ongoing performance period, then 100% of the Performance RSUs with respect to such performance period will vest immediately prior to the change in control. If a change in control of the Company occurs after a performance period has ended, then 100% of the Earned Performance RSUs with respect to such performance period shall vest immediately prior to the change in control.

The foregoing description of the Performance RSUs is a summary only and does not describe all terms and conditions applicable to these awards. The description is subject to and qualified in its entirety by the terms of the form of Performance RSU award agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

10.1	Form of iHeart Media, Inc. Restricted Stock Unit Award Agreement

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2020	IHEARTMEDIA, INC.

	By:	/s/ Paul McNicol
	Name:	Paul McNicol
	Title:	Executive Vice President, General Counsel and Secretary